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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                  FORM 8-K/A



                                CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 22, 1997



                 AMERICAN CRAFT BREWING INTERNATIONAL LIMITED
            (EXACT NAME OF  REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                    1-12119
                           (COMMISSION FILE NUMBER)



                BERMUDA                                   72-1323940
     (STATE OF OTHER JURISDICTION                       (I.R.S. EMPLOYER
            OF INCORPORATION)                         IDENTIFICATION NUMBER)


         ONE GALLERIA BOULEVARD, SUITE 1714, METAIRIE, LOUISIANA 70001 (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)



                                (504) 849-2739
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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Item 4.  Changes in Registrant's Certifying Accountant. (Amended)

     On October 29, 1997, American Craft Brewing International Limited (the "Company") named Coopers & Lybrand LLP ("Coopers & Lybrand") as their new independent accountants replacing Arthur Andersen LLP ("Arthur Andersen"), which was dismissed as the Company's independent accountants on October 29, 1997. The Company's Audit Committee recommended and approved the engagement of Coopers & Lybrand.

     Arthur Andersen was the independent accountant for the Company's two most recent fiscal years. Arthur Andersen's report on the Company's financial statement for the two most recent fiscal years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years (fiscal years ended October 31, 1996 and October 31, 1995) and during the interim period ended October 31, 1997, there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused the former accountants to make reference to the subject matter of the disagreement in connection with its reports. No "reportable event" as defined in Rule 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years (fiscal years ended
October 31, 1996 and October 31, 1995) and the subsequent interim period through October 31, 1997. The Company has authorized the former accountant to respond fully to the inquiries of the successor accountant.

     The Company provided to the former accountant a copy of this Report on Form 8-K/A in the form in which it has been filed with the Commission. The former accountant has furnished the Company with a letter addressed to the Commission, which is filed as an Exhibit to this Report, indicating that it agrees with the statements made in this Report.


Item 7.  Financial Statements and Exhibits. (Amended)

(a)  Financial Statements of Business Acquired.
     Not Applicable

(b)  Proforma Financial Information.
     Not Applicable

(c)  Exhibits.
     The following exhibits are filed herewith:

     16.  Letter from Arthur Andersen LLP addressed to the Commission. (Amended)

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                     AMERICAN CRAFT BREWING
                                     INTERNATIONAL LIMITED



Date:   November 11, 1997        By:  /s/  James L. Ake
                                    --------------------------------
                                    James L. Ake
                                    Executive Vice President

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                                 EXHIBIT INDEX


16.  Letter from Arthur Andersen LLP addressed to the Commission. (Amended)